UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

_______________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a party other than the Registrant	☐

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NUTRIBAND Inc.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUTRIBAND INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 23, 2025

Oviedo, Florida
December 16, 2024

The Annual Meeting of Stockholders (the “Annual Meeting”) of Nutriband Inc., a Nevada corporation (the “Company”), will be held at 400 West Church Street, City National Hourglass Room, Orlando, FL 32801, on Thursday, January 23, 2025, at 10:00 A.M. (local time) for the following purposes:

1.     To elect seven directors to the Corporation’s Board of Directors, each to hold office for a term expiring at the next Annual Meeting of Stockholders, or until his or her successor is elected and qualified, or until his or her earlier resignation or removal;

2.     Ratification of Sadler, Gibb & Associates, LLC as the independent auditor to perform the audit of our consolidated financial statements for 2024;

3.     To hold an advisory vote to approve executive compensation;

4.     To hold an advisory vote on the frequency of future advisory votes on executive compensation;

5.     To adopt the Company’s 2024 Amended and Restated Stock Option Plan; and

6.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on December 3, 2024, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. All stockholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors,
/s/ Gareth Sheridan
Chief Executive Officer

YOUR VOTE IS IMPORTANT

It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope or you may submit your proxy via the Internet or by using the toll-free number provided on your proxy card. Your proxy may be revoked by you at any time before it has been voted.

NUTRIBAND INC.
121 South Orange Ave., Suite 1500
Orlando, Florida 32801

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The Board of Directors (the “Board”) of Nutriband Inc. (the “Company”) is furnishing this proxy statement for the solicitation of proxies to be used at the Annual Shareholders Meeting (the “Annual Meeting”) of the Company to be held at 400 West Church Street, City National Hourglass Room, Orlando, FL 32801, on Thursday, January 23, 2025, at 10:00 A.M. (local time). The proxy materials are being mailed on or about December 17, 2024 to shareholders of record on December 3, 2024 (the “Record Date”).

This proxy statement has been posted on the Internet and may be viewed at HTTPS://Nutriband.com/proxy.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, please take the time to either (i) vote by completing and mailing the proxy card enclosed with the Proxy Materials as soon as possible, (ii) vote via the Internet in accordance with the instructions on the proxy card or (iii) vote by telephone by using the toll-free number on the proxy card. If you elect to vote using the proxy card, please indicate on the card how you wish to vote, and sign and send it in the enclosed envelope. If you do return the proxy card and do not indicate how you wish to vote, your proxy card will be voted as recommended by the Board of Directors.

Annual Meeting Admission

Only stockholders of record as of the close of business on the Record Date may attend the Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the Record Date. Such evidence of ownership can be your proxy card. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you will be required to present proof of your ownership of our common stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the Annual Meeting.

Quorum and Voting

Only holders of our common stock on the close of business on the December 3, 2024 Record Date are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

As of the Record Date, there were 11,106,185 shares of the Company’s common stock, $0.001 par value per share (the “common stock”) outstanding. All references to “stockholders” herein shall mean holders of common stock collectively, unless otherwise stated. A simple majority of the issued and outstanding shares of our voting capital stock is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting, and in no event shall a quorum consist of less than a majority of the shares required to constitute a quorum. Seven directors will be elected by the Company’s shareholders of record at the Annual Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are seven nominees and seven positions to be filled; this means that the seven individuals receiving the most votes will be elected. Holders of our common stock do not have cumulative voting rights.

The ratification of auditors will require the vote of a simple majority of the shares of our common stock present at the Annual Meeting by person or proxy. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining the presence or absence of a quorum but will not be counted as present for purposes of determining the vote on any matter considered at the Annual Meeting.

If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted “FOR” the nominees for directors contained in these proxy materials, and “FOR” the appointment of Sadler, Gibb and Associates, LLC as the Company’s independent registered public accounting firm.

You may receive more than one copy of the proxy materials, this Proxy Statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a copy of the proxy materials and a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary, at or before the taking of the vote at our Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending our Annual Meeting and voting at such meeting. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the proxy card.

Discretionary Voting Power

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. On matters which may be raised at the Annual Meeting that are not covered by this proxy statement, the persons named in the proxy will have full discretionary authority to vote.

PROPOSAL ONE — ELECTION OF DIRECTORS

Seven (7) directors will be elected at the Annual Meeting to serve terms expiring at the next Annual Meeting of Stockholders, or until their successors are elected and qualified, or their earlier resignation or removal. Management’s nominees are listed below. All the nominees are currently serving as directors of the Company. All directors will be elected by holders of the Company’s common stock. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE SEVEN NOMINEES FOR DIRECTOR NAMED BELOW.

Nominees for Election to Our Board of Directors

Set forth below are the name, age, position of and biographical information about each nominee, all of whom are currently directors and compromise our entire Board as of the record date.

Name	Age	Position
Gareth Sheridan	34	Chief Executive Officer and Director
Serguei Melnik	51	Chairman of the Board, President and Secretary
Sergei Glinka	58	Director
Mark Hamilton(1)(3)	37	Director
Radu Bujoreanu(1)(2)(3)	54	Director
Stefani Mancas(2)(3)	47	Director
Irina Gram(2)(1)	36	Director

____________

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating and Corporate Governance Committee.

Gareth Sheridan, our founder, has been chief executive officer and director since our organization in 2016. In 2012, Mr. Sheridan founded Nutriband Ltd., an Irish company which we acquired in 2016. Mr. Sheridan was named Ireland’s ‘Young Entrepreneur of the Year’ in 2014 in the National Bank of Ireland Startup Awards for establishing Nutriband Ltd. Mr. Sheridan has further business awards from S. Dublin’s Best Young Entrepreneur and Nutriband Ltd as S. Dublin’s Best Startup Company. Mr. Sheridan has also worked as a Business Mentor with 100 Minds, a social enterprise founded in 2013, that brings together some of Ireland’s top college students and connects them with one cause to achieve large charitable goals in a short space of time. Mr. Sheridan is also a past Nissan Generation Next Ambassador, receiving the acknowledgement in 2015 by Nissan Ireland as one of Ireland’s future generational leaders. In 2019 Mr. Sheridan served on the Board of the St. James Hospital foundation, the charitable foundation for Ireland’s largest public hospital. Mr. Sheridan received a B.Sc. in Business and Management from Dublin Institute of Technology in 2012 where he concentrated on international economics, venture creation and entrepreneurship.

Serguei Melnik, who was elected by the Board as President on October 8, 2021, serves as a member of the board of directors and is a co-founder of Nutriband Inc. Mr. Melnik has previously served as our chief financial officer and a director since January 2016. Mr. Melnik has been involved in general business consulting for companies in the U.S. financial markets and setting up a legal and financial framework for operations of foreign companies in the U.S. Mr. Melnik advised UNR Holdings, Inc. with regard to the initiation of the trading of its stock in the over-the-counter markets in the U.S. and has provided general advice with respect to the U.S. financial markets for companies located in the U.S. and abroad. From February 2003 to May 2005, he was the Chief Operations Officer and a Board member of Asconi Corporation, Winter Park, Florida, with regard to restructuring the company and listing it on the American Stock Exchange. Mr. Melnik from June 1995 to December 1996 was a lawyer in the Department of Foreign Affairs, JSC Bank “Inteprinzbanca,”, Chisinau, Moldova, and prior thereto practiced law in Moldova in various positions. Mr. Melnik is fluent in Russian, Romanian, English and Spanish.

Sergei Glinka, an investor in our April 19, 2024 private offshore financing, joined our Board of Directors on May 15, 2024. Mr. Glinka has been the Commercial Manager of TG Biochemicals Limited, Cyprus, since 2019. He has been a shareholder and member of the Board of GST Investments OÜ, Estonia since 2019. From 2000 to 2019, Mr. Glinka was a shareholder and member of the Board of Transgroup Invest AS. Commencing in 1973 Mr. Glinka attended secondary school in Moldova, graduating in 1981, and graduated from the Tallinn Merchant Marine School, Estonia, in 1986.

Mark Hamilton, an independent director since July 2018, is an experienced director-level professional who joined global consulting firm, Korn Ferry, in 2020 as a Managing Consultant. Prior to moving into organizational consulting, Mark qualified as a Chartered Accountant in global advisory firm, BDO, where he spent 12 years advising some of Ireland’s most successful businesses. His work originated in corporate finance/corporate recovery and more recently, he spent 5 years leading BDO’s client management and sales function, as Head of Business Development.

Mr. Hamilton is a Member of the Association of Chartered Accountants (ACA), since 2012. Mr. Hamilton’s accounting/consulting background and experience in corporate finance, restructuring, sales and talent assists us in his role as an independent Board member and Committee Chair. Mr. Hamilton has a very strong presence in the business community across jurisdictions, along with an accomplished track record in project management and business development. Educated at Terenure College, Mark went on to study a B.Sc. degree in Business & Management at Dublin Institute of Technology and subsequently received First Class Honours in his postgraduate degree, for which he specialized in Accountancy in 2009. In addition to his ACA qualification, Mark has also recently completed a diploma in Corporate Governance and is now a member of the Corporate Governance Institute which will assist him in his role as Independent Director, alongside his recent approval by the Central Bank of Ireland to act as an Independent Director to regulated entities.

Radu Bujoreanu has been a director since June 2019. Mr Bujoreanu is a real estate agent and investor since 2019 and currently he is with Samson Properties LLC. Mr. Bujoreanu has been the owner and executive director of Consular Assistance, Inc., which provided assistance in obtaining visas, travel documents, other national and foreign documents and related services from December 2002 to December 2020. From 2003 to 2005 he served as an independent director and member of the Board of Directors of Asconi Corporation. From August 1999 to August 2002 Mr. Bujoreanu worked as a consular officer at the Embassy of the Republic of Moldova to the United States. Before that from May 1994 to August 1999 he was Chief of Bilateral Treaties section in the International Law and Treaties Department of the Ministry of Foreign Affairs of the Republic of Moldova. Mr. Bujoreanu received a bachelor’s degree in international public law from the University of Moldova.

Dr. Stefani Mancas graduated Summa cum Laude from the Military Navy College in Constanta, Romania. After attending the faculty of Cybernetics from the Academy of Economic Studies in Bucharest, Stefani transferred to University of Central Florida, and graduated with a dual B.Sc. in Mathematics/ Aerospace Engineering, a master’s degree in applied mathematics, and a Ph.D. in mathematical sciences from the Department of Mathematics. The Ph.D. dissertation topic was “Dissipative solitons in the cubic-quintic complex Ginzburg-Landau equation: Bifurcations and Spatiotemporal Structure”, for which Stefani received the UCF Outstanding Dissertation Award.

Currently, Stefani is a tenured full Professor, and a researcher in the Department of Mathematics at Embry-Riddle Aeronautical University in Daytona Beach, Florida. Stefani’s research areas deal with finding analytical solutions to nonlinear dissipative equations that can be reduced through Darboux transformations to Riccati or Abel equations. The main focus is on Schrödinger equation, for which Stefani is using methods based on factorization, and variational formulation together with ansatz reduction with global minimizers of objective functions, applied to supersymmetric quantum mechanics. Another important area of interest is the theory of elliptic functions with applications to nonlinear optics, soliton theory, general relativity, as well as optimization of the blockchain, and quantum cryptography.

Irina Gram was elected as a director of the Company at the January 21, 2022 stockholders meeting. Irina is a Senior Financial Analyst at Thales IFEC, Melbourne, Florida. There she is responsible for financial planning, analysis and risk and opportunities reviews of multiple development and customer programs. From 2016 to 2017, she was a Project Engineering Coordinator at Thales IFEC, where she executed budgeting and forecasting activities with a specialized focus on SFRD spending, interfaced with engineering team to monitor and report the performance of the financial impact of projects.

Employee Director Compensation Table

The table below shows the cash fees paid to our directors in connection with their service on our board of directors, and the stock option awards granted, during the fiscal year ended January 31, 2024.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Mark Hamilton	5,000		10,146				15,146
Radu Bujoreanu	5,000		11,214				16,214
Stefani Mancas	5,000		10,146				15,146
Irina Gram	5,000		10,146				15,146

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Gareth Sheridan serves as Chief Executive Officer, and Serguei Melnik serves as our Chairman and President. Our Chairman leads the Board of Directors in its discussions and has such other duties as are prescribed by the Board. As Chief Executive Officer, Mr. Sheridan is responsible for implementing the Company’s strategic and operating objectives and day-to-day decision-making related to such implementation.

The Board of Directors currently has three standing committees (audit, compensation, and nominating and corporate governance) that are chaired and composed entirely of directors who are independent under Nasdaq and rules of the Securities and Exchange Commission (“SEC”). Given the role and scope of authority of these committees, and that a majority of the members of the Board are independent, the Board of Directors believes that its leadership structure is appropriate. We select directors as members of these committees with the expectation that they will be free of relationships that might interfere with the exercise of independent judgement.

Our Board of Directors is our Company’s ultimate management team, which is charged with the conduct of our business. Our Board of Directors also works with senior management and oversees its performance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is determined by our board of directors, subject to the terms of our certificate of incorporation and bylaws. Our board of directors currently consists of seven members, five of which are independent directors.

Meetings

Our Board of Directors held two meetings and acted by written consent seven times during fiscal 2024.

Committees of the Board of Directors

The board of directors has created three committees — the audit committee, the compensation committee and the nominating and corporate governance committee. Each of the committees has a charter which meets the Nasdaq Stock Market requirements and is composed of three independent directors.

Audit Committee

The audit committee is comprised of Mr. Hamilton, as chairman, Mr. Bujoreanu and Ms. Gram. We believe that Mark Hamilton qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market. The audit committee oversees, reviews, acts on and reports on various auditing and accounting matters to the board, including: the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, the performance of our independent accountants and our accounting practices, all as set forth in our audit committee charter. The Audit Committee met three times in fiscal 2024.

Report of the Audit Committee

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

•        has reviewed and discussed with management the audited financial statements for the year ended January 31, 2024;

•        has discussed with Sadler, Gibb & Associates, LLC, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•        has received the written disclosures and the letter from Sadler, Gibb & Associates, LLC required by PCAOB Rule 3526, as modified or supplemented, and has discussed with Sadler, Gibb & Associates, LLC, the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended January 31, 2024, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of Sadler, Gibb & Associates, LLC as our independent registered public accountants for 2024.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.`

(Chairman)

Compensation Committee

The compensation committee is comprised of Ms. Gram, as chairperson, Mr. Bujoreanu and Dr. Mancas. The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally as set forth in the audit committee charter. If so authorized by the board, the compensation committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The compensation committee will not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee will consult with the chief executive officer, who may make recommendations to the compensation committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss with the chief executive officer and other responsible officers the compensation policies for employees who are not officers. The compensation committee has the responsibilities and authority relating to the retention, compensation, oversight and funding of compensation consultants, legal counsel and other compensation advisers. The compensation committee members will consider the independence of such advisors before selecting or receiving advice from such advisors. The compensation committee met three times in fiscal 2024.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, which is comprised of Dr. Mancas, as chairman, Mr. Hamilton and Mr. Bujoreanu, will identify, evaluate and recommend qualified nominees to serve on our board; develop and oversee our internal corporate governance processes, and maintain a management succession plan. The nominating and corporate governance committee met three times in fiscal 2024.

Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Compensation Committee of our Board is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee of our Board oversees management of financial risks, under its charter it is to meet periodically and at least four times per year with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled. The Nominating and Corporate Governance Committee of our Board is responsible for management of risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is informed about such risks.

Independent Directors

Five of our directors, Sergei Glinka, Mark Hamilton, Radu Bujoreanu, Stefani Mancas and Irina Gram are independent directors based on the NASDAQ definition of independent director.

Family Relationships

There are no family relationships among our directors and executive officers.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer who serves on our Board or compensation committee. No member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

Review and approval of related party transactions

Our related parties include our directors, director nominees, executive officers, holders of more than five percent of the outstanding shares of our common stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are participants to determine whether such related persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related party are disclosed in the appropriate SEC filing. In addition, the Audit Committee reviews and approves any related party transaction that is required to be disclosed. Set forth above is information concerning transactions with our related parties that is required to be disclosed under SEC rules.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers which require us to indemnify such individuals to the fullest extent permitted by Delaware law. Our indemnification obligations under such agreements are not limited in amount or duration. Certain costs incurred in connection with such indemnities may be recovered under certain circumstances under various insurance policies. Given that the amount of any potential liabilities related to such indemnities cannot be determined until a lawsuit has been filed against a director or executive officer, we are unable to determine the maximum amount of losses that we could incur relating to such indemnities. Historically, any amounts payable pursuant to such director and officer indemnities have not had a material negative effect on our business, financial condition or results of operations.

Board Diversity Matrix

Our Nasdaq Board Diversity Matrix as filed with NASDAQ has been posted on the Internet and may be viewed at https://nutriband.com/diversity/.

Board Diversity Matrix FOR: Nutriband Inc.

As of 12/01/2024 Total Number of Directors 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Asian American
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	7
Two or More Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. Dr. Smith, Dr. Patrick, Mr. Bujoreanu, and Ms. Gram have not filed their Form 3 reports.

PROPOSAL TWO — RATIFICATION OF AUDITORS

Our Board selected Sadler, Gibb & Associates, LLC as the independent auditor to perform the audit of our consolidated financial statements for 2024. Sadler, Gibb & Associates, LLC is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of Sadler, Gibb & Associates, LLC as our independent auditor for fiscal 2024. Although not required by law or our Bylaws, our Board of Directors is submitting the selection of Sadler, Gibb & Associates, LLC to our stockholders for ratification as a matter of good corporate practice. A representative of Sadler, Gibb & Associates, LLC is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

The shares represented by properly executed proxies will be voted for ratification of the appointment of Sadler, Gibb & Associates, LLC as independent accountants for the fiscal year ending January 31, 2024. The Company is advised by said firm that neither the firm nor any of its members now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF AND RATIFIES THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS INDEPENDENT REGISTERERD PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2024.

The fees billed for professional services by Sadler, Gibb & Associates, LLC for the fiscal years ended January 31, 2024 and 2023 were:

	Year Ended January 31,
	2024	2023
Audit fees	$118,800	$86,640
Audit – related fees	20,100	6,500
Tax fees	—	—
All other fees	$—	$—

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements included in Form 10-K and review of financial statements included in Forms 10-Q, and for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning rendered by the principal accountant. 100% of the two types of services set forth above were approved by the Audit Committee in accordance with its charter.

Executive Compensation

The table below shows the compensation for services in all capacities we paid during the years ended January 31, 2024 and 2023 to the individuals serving as our principal executive officers during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”);

Name and Principal Position	Year	Salary $	Bonus Awards $	Stock Awards $	Option/ Awards(1) $	Incentive Plan Compensation $	Nonqualified Deferred Earnings $	All Other Compensation $	Total $
Gareth Sheridan,	2024	150,000			82,110			25,000	257,110
CEO(1)	2023	200,000		38,000	140,672				378,672

Serguei Melnik	2024	150,000			82,110			25,000	257,110
President	2023	200,000			146,672				346,672

Alan Smith	2024	154,000			42,720			5,000	201,720
Chief Operating Officer	2023	179,000			57,490				236,490

Gerald Goodman	2024	110,000			52,866			30,000	192,866
Chief Financial Officer	2023	160,000	—		114,976	—		—	274,976

____________

(1)      During the year ended January 31, 2023, we issued to Gareth Sheridan, our CEO, 11,667 shares of common stock valued at $38,000, representing compensation for the year ended January 31, 2023.

	Directors Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation’ ($) (e)	Change in Pension Value and NonQualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Mark Hamilton	$5,000	$—	$10,146	$—	$—	$—	$15,146
Radu Bujoreanu	$5,000	$—	$11,214	$—	$—	$—	$16,214
Stefani Mancas	$5,000	$—	$10,146	$—	$—	$—	$15,146
Irina Gram	$5,000	$—	$10,146	$—	$—	$—	$15,146

Employment Agreements with Company Officers

The Company entered into a three-year employment agreement with Gareth Sheridan, our CEO, and Serguei Melnik, our President, effective February 1, 2022. The agreement also provides that the executives will continue as a director. The agreement provides for an initial term, commencing on the effective date of the agreement and ending on January 31, 2025, and continuing on a year-to-year basis thereafter unless terminated by either party on not less than 30 days’ notice given prior to the expiration of the initial term or any one-year extension. For their services to the Company during the term of the agreement, Mr. Sheridan and Mr. Melnik will receive an annual salary of $250,000 per annum, commencing on the effective date of the agreement. Mr. Sheridan and Mr. Melnik will also receive a performance bonus of 3.5% of net income before income taxes. As of July 31, 2022, the Company and Mr. Sheridan and Mr. Melnik mutually agreed to reduce their annual salary to $150,000.

The Company entered into a three-year employment agreement with Gerald Goodman, our CFO, effective February 1, 2022. The agreement provides for an initial term, commencing on the effective date of the agreement and ending on January 31, 2025, and continuing on a year-to-year basis thereafter unless terminated by either party on not less than 30 days’ notice given prior to the expiration of the initial term or any one-year extension. For his services to the

Company during the term of the agreement, Mr. Goodman will receive an annual salary of $210,000 per annum, commencing on the effective date of the agreement. As of July 31, 2022, the Company and Mr. Goodman mutually agreed to reduce his annual salary to $110,000.

The Employment Agreements provide for incentive payments as established by the Board of Directors, and the Employment Agreements with Mr. Sheridan and Mr. Melnik provide for a performance bonus as follows:

Net Operating Profit Before Income Taxes	Performance Bonus
On the First $10 Million	3.5%
On the Next $40 Million	3.5%
On the Next $50 Million	3.0%
On all Amounts Over $100 Million	2.5%

Each of the Employment Agreements contains similar provisions for discharge for “cause”, including breach of the Employment Agreement or specified detrimental conduct by the employee, in which cases accrued compensation would payable as provided in the Employment Agreements. The Agreements also provide for termination by the executives for “good reason”, comprising events such as breach of the Agreement by the Company, assignment of duties inconsistent with the Executive’s position, , or in the event of a change in control of the Company. In the event of a termination by the Company without cause, or by the executive for “good reason”, the Company is required to pay to the Executive in a lump sum in cash within 30 days after the date of termination the aggregate of the following amounts:

A.     the sum of (1) the executive’s annual minimum salary through the date of termination to the extent not theretofore paid, (2) any annual incentive payment earned by the executive for a prior period to the extent not theretofore paid and not theretofore deferred, (3) any annual performance bonus payment earned by the executive for a prior period to the extent not theretofore paid and not theretofore deferred,(4) any accrued and unused vacation pay and (5) any business expenses incurred by the executive that are unreimbursed as of the date of termination;5

B.      The product of (1) the performance bonus payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365;

C.     the amount equal to the sum of (1) three (3) times the executive’s annual minimum salary; (2) one (1) times the performance bonus payment and (3) one (1) times the incentive payment;

D.     In the event executive is not fully vested in any retirement benefits with the Company from pension, profit sharing or any other qualified or non-qualified retirement plan, the difference between the amounts executive would have been paid if he or she had been vested on the date his/her employment was terminated and the amounts paid or owed to the executive pursuant to such retirement plans;

E.      The product of (1) the incentive payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365; and

F.      If applicable, the present value of the amount equal to the sum of five (5) years’ Performance Bonus pay with such amount being calculated based on the Performance Bonus paid to the Employee the year prior to Termination.

In addition, all stock options and warrants outstanding as of the date of termination and held by the executive shall vest in full and become immediately exercisable for the remainder of their full term; all restricted stock shall no longer be restricted to the extent permitted by law, and the Company will use its best efforts, at its sole cost to register such restricted stock as expeditiously as possible.

Gross-up Reimbursement on Excise Taxes Paid by Employee on Certain Payments received from Company

The Employment Agreements of Mr. Sheridan and Mr. Melnik provide that, to the extent any payment under the Employment Agreement to the executive is subject to the excise tax imposed by section 4999 of the Internal Revenue Code, the executive is entitled to a gross-up payment from the Company to reimburse the executive for additional federal, state and local taxes imposed on executive by reason of the excise tax and the Company’s payment of the initial taxes on such amount. The Company is also required to bear the costs and expenses of any proceeding with any taxing authority in connection with the imposition of any such excise tax.

Pension Benefits

We currently have no plans that provide for payments or other benefits at, following, or in connection with retirement of our officers.

PROPOSAL THREE — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (the “Say-on-Pay”) vote.

Our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The Say-on-Pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of holders of shares of stock having a majority of the votes cast by the holders of the shares present or represented and voting at the Annual Meeting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions are not votes cast and will have no effect on the foregoing vote. Broker non-votes are not votes cast and therefore will not affect the outcome of this Proposal.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Accordingly, the Board unanimously recommends that stockholders approve the following advisory resolution at the annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Nutriband Inc., as disclosed pursuant to the rules of the Securities and Exchange Commission compensation tables and related narrative discussion, is hereby APPROVED.”

Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL FOUR — ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

Our Board at this time recommends that stockholders vote for future advisory votes on executive compensation to occur every year. We believe that annual say-on-pay votes are generally considered a corporate governance best practice and align with the voting policies and recommendations of leading institutional investors and proxy advisors.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: 1 year, 2 years, 3 years, or to abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS THAT YOU VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

PRINCIPAL STOCKHOLDERS

The following table provides information concerning the beneficial ownership of the Company’s common Stock by each director, certain executive officers, by all directors and officers of the Company as a group as of December 2, 2024. In addition, the table provides information concerning the current beneficial owners, if any, known to the Company to hold more than five percent (5%) of the outstanding common stock of the Company.

The amounts and percentage of stock beneficially owned are reported based on regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after December 2, 2024. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which he has no economic interest. The percentage of common stock beneficially owned is based on 11,106,185 shares of common stock outstanding as of December 2, 2024.

Name and Address(1) of Beneficial Owner (Management and Directors)	Shares of Common Stock Owned Directly	Shares of Derivative Securities Owned Beneficially	Total Beneficial Ownership Including Option Grants	Percentage of Issued and Outstanding Common Stock
Gareth Sheridan	1,761,667	245,000	2,006,667	17.89%
Serguei Melnik(2)	820,418	245,000	1,065,418	9.50%
Stefani Mancas	14,125	25,583	39,708	*
Mark Hamilton	17,208	28,500	45,708	*
Radu Bujoreanu	15,750	29,333	45,083	*
Irina Gram	1,167	18,000	19,167	*
Dr. Jeff Patrick	36,612	240,000	256,612	2.27%
Alan Smith	48,893	143,334	192,227	1.73%
Gerald Goodman(3)	86,335	179,500	265,835	2.36%
Sergei Glinka(5)	825,000	1650,000	2,475,000	19.40%
All officers and directors as a group (9 individuals)	3,620,190	2,784,250	6,405,898	54.09%
Other Beneficial Owners
Vitalie Botgros(4)	2,370,774	1,808,228	4,179,002	32.36%

____________

*        Less than One (1%) Percent.

(1)      The address for each director and officer, unless indicated otherwise, is c/o Nutriband, Inc., 121 South Orange Ave., Suite 1500, Orlando, FL 32801.

(2)      Includes 29,167 shares owned by Mr. Melnik’s wife, as to which Mr. Melnik disclaims beneficial ownership, and 58,334 shares held under the UGMA for the benefit of his minor children.

(3)      Gerald Goodman holds SEE SCHEDULE shares directly and has been granted three-year options under the Company’s 2021 Employee Stock Option Plan to purchase an aggregate of 179,500 shares of common stock at exercise prices ranging from $1.93 per share to $4.16 per share.

(4)      Mr. Vitali Botgros, to the knowledge of the Company based on a his Schedule 13-D filing on September 19, 2024, and further information provided by Mr. Botgros, is the ultimate beneficial owner of 4.179,002 shares of common stock held by TII Jet Services Ltd., a Portugal corporation; Nociata Holding Limited, a Cyprus company; and Kindy Services Ltd., a British Virgin Islands company, all owned 100% Mr. Botgros. Mr. Botgros’ address is c/o Nociata Holding Limited, 1Apriliou, 47 Demetriou Bldg., 2,1st Floor, Flat/Office 12, 3117 Limassol, Cyprus.

(5)      Mr. Glinka purchased 825,000 shares of common stock and 1,650,000 warrants in Nutriband’s equity financing that was completed April 19, 2024. Mr. Glinka’s address is 13 Morfu Str., Matina Court FL 402, 3012 Limassol, Cyprus. The Company has no further information as to additional shares of common stock, if any, held by Mr. Glinka.

To our knowledge, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Independent Directors

Five of our directors, Sergei Glinka, Mark Hamilton, Radu Bujoreanu, Stefani Mancas and Irina Gram are independent directors based on the NASDAQ definition of independent director.

Issuance of Stock Options

The following table sets forth issuance of stock options to certain officers and directors on March 20, 2024.

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
March 20, 2024	Option to purchase 97,500 shares of common stock.	Gareth Sheridan, Chief Executive Officer	NA	$2.61 per share/NA
March 20, 2024	Option to purchase 97,500 shares of common stock.	Serguei Melnik, President	NA	$2.61 per share/NA
March 20, 2024	Option to purchase 75,000 shares of common stock.	Gerald Goodman, Chief Financial Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 70,000 shares of common stock.	Alan Smith, Chief Operating Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 25,000 shares of common stock.	Jeff Patrick, Chief Scientific Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 2,500 shares of common stock.	Dianna Mather	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 12,500	Oleg Buria, consultant	NA	$2.37 per share/NA

Investment by Director in the Company’s Private Equity Placement in Europe

On April 19, 2024, Sergei Glinka, who was elected to our Board of Directors on May 15, 2024, invested $3,300,000 in the Company’s $8,400,000 private equity financing with European investors. The offering consisted of 2,100,000 units (“Units”), at a price of $4.00 per Unit, each Unit consisting of one share of common stock and a Warrant to purchase two Shares of common stock (the “Warrants”). For his investment Mr. Glinka received 825,000 shares of common stock and Warrants to purchase 1,650,000 shares of common stock. The Warrants have an exercise price of $6.43, are exercisable by payment of the exercise price in cash only and expire April 19, 2029, five years from the date of issuance. The offering was made solely to investors resident outside the United States and was not registered under the Securities Act pursuant to the exemptions from registration provided in the SEC’s Regulation S and other exemptions under the Securities Act.

ITEM 14. Our Executive Officers

Set forth below is certain information with respect to our executive officers:

Name	Age	Position
Gareth Sheridan	34	Chief Executive Officer and director
Serguei Melnik	51	Chairman of the Board, President and Secretary
Gerald Goodman	76	Chief Financial Officer
Alan Smith, Ph.D.	57	Chief Operating Officer and President of 4P Therapeutics
Jeff Patrick, Pharm.D.	54	Chief Scientific Officer

Gareth Sheridan, our founder, has been chief executive officer and a director since our organization in 2016. In 2012, Mr. Sheridan founded Nutriband Ltd., an Irish company which we acquired in 2016. Mr. Sheridan was named Ireland’s ‘Young Entrepreneur of the Year’ in 2014 in the National Bank of Ireland Startup Awards for establishing Nutriband Ltd. Mr. Sheridan has further business awards from S. Dublin’s Best Young Entrepreneur and Nutriband Ltd as S. Dublin’s Best Startup Company. Mr. Sheridan has also worked as a Business Mentor with 100 Minds, a social enterprise founded in 2013, that brings together some of Ireland’s top college students and connects them with one cause to achieve large charitable goals in a short space of time. Mr. Sheridan is also a past Nissan Generation Next Ambassador, receiving the acknowledgement in 2015 by Nissan Ireland as one of Ireland’s future generational leaders. In 2019 Mr. Sheridan served on the Board of the St. James Hospital foundation, the charitable foundation for Ireland’s largest public hospital. Mr. Sheridan received a B.Sc. in Business and Management from Dublin Institute of Technology in 2012 where he concentrated on international economics, venture creation and entrepreneurship.

Serguei Melnik, who was elected by the Board as President on October 8, 2021, serves as a member of the board of directors and is a co-founder of Nutriband Inc. Mr. Melnik has previously served as our chief financial officer and a director since January 2016. Mr. Melnik has been involved in general business consulting for companies in the U.S. financial markets and setting up a legal and financial framework for operations of foreign companies in the U.S. Mr. Melnik advised UNR Holdings, Inc. with regard to the initiation of the trading of its stock in the over-the-counter markets in the U.S. and has provided general advice with respect to the U.S. financial markets for companies located in the U.S. and abroad. From February 2003 to May 2005, he was the Chief Operations Officer and a Board member of Asconi Corporation, Winter Park, Florida, with regard to restructuring the company and listing it on the American Stock Exchange. Mr. Melnik from June 1995 to December 1996 was a lawyer in the Department of Foreign Affairs, JSC Bank “Inteprinzbanca,”, Chisinau, Moldova, and prior thereto practiced law in Moldova in various positions. Mr. Melnik is fluent in Russian, Romanian, English and Spanish.

Gerald Goodman has been our chief accounting officer since July 31, 2018 and was elected our Chief Financial Officer on November 12, 2020. Mr. Goodman is a certified public accountant and, since 2014, has practiced with his own firm, Gerald Goodman CPA P.C. From January 1, 2010 until December 31, 2014, Mr. Goodman practiced with Madsen & Associates, CPA’s Inc., Murray, Utah, and was a non-equity partner and managed the firm’s SEC practice. Mr. Goodman is a director of Lifestyle Medical Network, Inc., which provides management services to healthcare providers. From 1971 to 2010, Mr. Goodman was a partner in the accounting firm of Wiener, Goodman & Company P.C. Mr. Goodman is a 1970 graduate of Pennsylvania State University where he received a B.S. Degree in Accounting.

Alan Smith, Ph.D., serves as Chief Operating Officer of Nutriband and President of 4P Therapeutics, a wholly owned subsidiary of Nutriband. He joined the Company after Nutriband acquired 4P Therapeutics in 2018. Dr. Smith co-founded 4P Therapeutics in 2011 to develop drug-device and biologic-device combination products to meet the needs of patients, physicians, and payers, and was Vice President, Clinical, Regulatory, Quality and Operations at the time of the acquisition. Dr. Smith is co-inventor of the Company’s Aversa™ abuse deterrent transdermal system technology. Dr. Smith has over 20 years of experience in the research and development of drug and biologic delivery systems, diagnostics and medical devices for treatment and management of chronic pain, diabetes, and cardiovascular disease. Previously, he was with Altea Therapeutics, a venture capital funded company focused on novel transdermal drug and biologic delivery, most recently serving as Vice President, Product Development and Head of Clinical R&D, Regulatory Affairs, and Project Management. Prior to joining Altea Therapeutics, he led the development of transdermal glucose monitoring systems at SpectRx, Inc., a publicly traded noninvasive diagnostics company. Dr. Smith received Ph.D. and M.S. degrees in Biomedical Engineering from Rutgers University and the University of Medicine and Dentistry of New Jersey. He currently serves on the Editorial Advisory Board of Expert Opinion on Drug Delivery.

Jeff Patrick Pharm.D. currently serves as Director of Drug Development Institute at the Ohio State University Comprehensive Cancer Center. Dr. Patrick most recently serving as Chief Scientific Officer for New Haven Pharmaceuticals. Prior roles included global vice president of professional affairs at Mallinckrodt Pharmaceuticals, Inc.; and roles with ascending responsibilities at Dyax, Myogen/Gilead, Actelion and Sanofi-Synthelabo, Inc. Dr. Patrick is a residency-trained clinical pharmacist with approximately 20 years of pharmaceutical industry experience. He brings expertise in executive leadership, scientific and medical strategy, drug development and commercialization to the company. Prior to pursuing a career in research and development, Patrick was an ambulatory care clinical pharmacist at the University of Tennessee Medical Center and a clinical assistant professor of pharmacy at the University of Tennessee College of Pharmacy, where he earned his doctorate in pharmacy. He also completed the Wharton School of Business Pharmaceutical Executive Program. Dr. Patrick works for us on a part-time basis.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name (a)	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#) (b)		Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Options Exercise Price ($) (e)	Options Expiration Date ($) (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That ($) (j)
Gareth Sheridan, CEO	23,333		—	—	$4.58	January 21, 2025	—	—	—	—
	29,167		—	—	$4.50	August 2, 2025	—	—	—	—
	25,000		—	—	$4.12	December 8, 2025	—	—	—	—
	70,000		—	—	$2.12	October 27, 2026	—	—	—	—

Serguei Melnik, President	23,333		—	—	$4.58	January 21, 2025	—	—	—	—
	29,167		—	—	$4.50	August 2, 2025	—	—	—	—
	25,000		—	—	$4.12	December 8, 2025	—	—	—	—
	70,000		—	—	$2.12	October 27, 2026	—	—	—	—

Alan Smith, COO	11,667		—	—	$4.16	January 21, 2025	—	—	—	—
	11,667		—	—	$4.09	August 2, 2025	—	—	—	—
	10,000		—	—	$3.75	December 8, 2025	—	—	—	—
	40,000		—	—	$1.93	October 27, 2026	—	—	—	—

Gerald Goodman, CFO	11,667		—	—	$4.16	January 21, 2025	—	—	—	—
	23,333		—	—	$4.09	August 2, 2025	—	—	—	—
	20,000		—	—	$3.75	December 8, 2025	—	—	—	—
	49,500		—	—	$1.93	October 27, 2026	—	—	—	—
	87,500	(1)	—	—	$1.93	October 27, 2026	—	—	—	—

Bonuses

Any bonuses granted in the future will relate to meeting certain performance criteria that are directly related to areas within the named executive’s responsibilities with the Company. As we continue to grow, more defined bonus programs may be established to attract and retain our employees at all levels.

Other Director Compensation

There are no agreements or arrangements by which any directors or nominees are to receive compensation or other payments from third parties in return for serving on the Board of Directors.

Pension Benefits

We currently have no plans that provide for payments or other benefits at, following, or in connection with retirement of our officers.

Director Compensation

On October 27, 2023, the Board of Directors approved the following option grants and the issuance of Option Award Agreements to officers and directors and a replacement warrant to one director as set forth in the table below.

Name	# of Option Shs. or Warrant *Shs.		Exercise Price – 10/26/2023
Gareth Sheridan	70,000		$2.12
Serguei Melnik	70,000		$2.12
Gerald Goodman	49,500		$1.93
Alan Smith	40,000		$1.93
Jeff Patrick	40,000		$1.93
Dianna Mather	20,000		$1.93
Patrick Ryan	20,000		$1.93
Oleg Burea	6,000		$1.93
Mark Hamilton	9,500		$1.93
Radu Bujoreanu	10,500		$1.93
Stefani Mancas	9,500		$1.93
Irina Gram	9,500		$1.93
Gerald Goodman	87,500	*	$1.93

____________

*        Reissuance of currently outstanding warrant (with no change in the number of shares covered by the warrant) held by Mr. Goodman with extension of exercise date to October 27, 2026, and a reduction of the $4.20 exercise price to $1.93.

PROPOSAL FIVE — APPROVAL OF THE 2024 AMENDED AND RESTATED
STOCK OPTION PLAN

On March 20, 2024, our Board of Directors adopted an amendment to the Company’s 2021 Employees Stock Option Plan (the “Plan”) increasing the number of shares of common stock subject to the plan (as of March 20, 2024 875,000 shares) to 1,400,00 shares (herein referred to as the “2024 Option Plan” or simply “Plan”). The original Plan was adopted by the Board on November 1, 1921, provided for an initial 350,000 shares to issue and sell upon the exercise of stock options issued under the Plan. The Plan provides for an automatic annual increase to be added on February 1 of each year equal to the lesser of (i) 250,000 shares of Common Equity or (ii) five percent (5%) of the total shares of Common Stock outstanding on such date (including for this purpose any shares of Common Stock issuable upon conversion of any outstanding capital equity of the Company) or (iii) such lesser number as determined by the Board. We will submit the 2024 Option Plan to our stockholders for adoption and approval at the 2024 Annual Meeting. If the 2024 Option Plan is not approved by stockholders within one year of adoption by our Board of Directors, the increase in shares subject to the Plan will be void, together with any options issued following March 20, 2024 in the period pending approval of the Plan by our stockholders.

Reasons for Adoption of the 2024 Option Plan

One of the primary purposes of the 2024 Option Plan is to advance the interests of the Company and its stockholders by aiding the Company in attracting and retaining qualified personnel. Another important purpose of the 2024 Option Plan is to support the achievement of the Company’s business objectives by providing stock-based incentives which focus Plan participants on the Company’s long-term objectives and link the participants’ interests with the interests of the Company’s stockholders. The 2024 Option Plan is also designed to respond to applicable tax laws, accounting rules and securities regulations.

Description of the 2024 Option Plan

The following is a summary of certain provisions of the 2024 Option Plan and is qualified in its entirety by reference to the complete text of the 2024 Option Plan set forth in Annex A to this Information Statement.

Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder.

The Plan also provides for restricted stock awards to an Employee representing shares of Common Stock (“Restricted Shares”) that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee (as defined below) may determine (“Restricted Stock Awards”). In connection with issuance of any Restricted Shares, the Committee may (but shall not be obligated to) require the payment of a specified purchase price (which price may be less than Fair Market Value).

The Plan is administered by the Board of Directors or a committee (the “Committee”) which is appointed by the Board of Directors from those of its members who are “non-employees” of the Company as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Subject to the provisions of the Plan, the Board of Directors, or the Committee, if one is appointed, has full authority to determine the persons to be granted options or Restricted Stock Awards under the Plan and the terms of Restricted Stock Awards, the number and purchase price of the shares represented by each option, the time or times at which the options may be exercised, and the terms and provisions of each option, which need not be uniform for all options.

Key employees of the Company or its subsidiaries, as determined by the Board or Committee, and non-employee directors of and consultants to the Company or its subsidiaries are eligible to receive options or Restricted Stock Awards under the Plan. The Plan authorizes the Committee to grant, over a ten-year period, options or Restricted Stock Awards to purchase up to a maximum of 10,000,000 shares of the Company’s Common Stock, subject to adjustment as described below. If any option expires or is terminated prior to its exercise in full and prior to the termination of the Plan, the shares subject to such unexercised option shall again be available for the grant of new options under the Plan. Further, any shares used as full or partial payment by an optionee upon exercise of an option may subsequently be used by the Company to satisfy other options granted under the Plan, subject to limitations on the total number of shares authorized to be issued under the Plan. The Plan provides that the purchase price per share for ISO’s may not be less than 100% of the fair market value of the Common Stock at the time of grant. The purchase price is to be paid in cash or Common Stock of the Company held for at least six (6) months and with a market value equivalent to that of the shares being acquired or, in the discretion of the Committee, any combination of these.

The term of each option will not be more than ten (10) years from the date of grant. Options granted under the Plan may be exercised only during the continuance of the Participant’s employment with the Company or one of its subsidiaries. The Plan permits an outstanding ISO option to be exercised after termination of employment only to the extent that the option was exercisable on the date of termination but in no event beyond the original term of the option (i) within one year by the estate or rightful heir(s) of the optionee if the optionee’s employment is terminated due to the optionee’s death; (ii) within one year after the date of such termination if the termination is due to the optionee’s Disability (as defined in the 2021 Option Plan); or (iii) within three months after the date of such termination if the termination was due to the optionee’s Retirement (as defined in the Plan) or was for reasons other than death or Disability and other than “for cause” (as defined in the Plan). Upon termination of an optionee’s employment “for cause,” any unexercised options held by the optionee will be forfeited. In the event of the dissolution, liquidation or sale of all or substantially all of the assets of the Company, to the extent it has not been previously exercised an option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation or, if such successor corporation does not agree to assume the option or substitute an equivalent option, the Board shall provide for the option holder to have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not otherwise be exercisable.

The number of shares subject to options and the option prices will be appropriately adjusted in the event of changes in the outstanding Company Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, stock splits and combinations of shares, and the like. The Board of Directors may at any time terminate or modify the Plan, except that without further approval of the shareholders the Board may not make any changes to the Plan which would materially increase the number of shares that may be issued under the Plan, materially modify the eligibility requirements for participation in the Plan, or require shareholder approval under the Delaware General Corporation Law, the Exchange Act, or the Code.

Options granted under the Plan may be in the form of “incentive stock options” which qualify as such under Section 422 of the Code or non-qualified stock options which do not meet the criteria for incentive stock options under Section 422. The tax treatment of stock options qualifying as incentive stock options may be more favorable to employees than that afforded to non-qualified stock options. Options granted under the Plan are, generally, transferable only by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee or by his legal representative in the event of his Disability. In its sole discretion, however, the Committee may permit an optionee to make certain transfers of non-qualified stock options, provided that the transfers are to “family members” and are not for value, as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”).

Certain Federal Income Tax Consequences associated with the 2024 Option Plan

The following discussion of tax considerations relates only to certain U.S. federal individual income tax matters with regard to ISO’s and is based upon current income tax laws, regulations and rulings. The discussion is general in nature and does not take into account a number of considerations that may apply in light of an optionee’s particular circumstances.

Generally, upon the exercise of an ISO, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the ISO and the fair market value of the stock at the time of purchase is, however, an item of tax preference that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two (2) years of the date of grant of the option or within one (1) year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. Under rules applicable to U.S. corporations, no deduction is usually available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so acquired before the applicable holding period expires). By contrast, upon the exercise of a non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee, subject to certain limitations imposed by the Code in the case of highly compensated employees.

Required Stockholder Vote

The approval of the 2024 Stock Option Plan providing for the reservation of [+++] shares of Common Stock for issuance pursuant to options granted thereunder requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR”
SUCH RATIFICATION.

ANNUAL REPORTS

The Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2024, including financial statements as filed with the SEC, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

A copy of this Proxy Statement and the Company’s Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended January 31, 2024, filed with the SEC on May 1, 10143, will be provided without charge upon the written request of shareholders to Nutriband Inc., 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. This Proxy Statement is also available on our website at HTTPS://Nutriband.com/proxy. Information on our website does not constitute part of this Proxy Statement.

Forward-Looking Statements

This Proxy Statement may include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Securities Exchange Act and other federal securities laws. All statements other than statements of historical or current facts, including statements regarding our strategy, outlook, operations, prospects, aspirational purpose, causes, values, and related commitments, goals or targets, other initiatives, plans, targets, objectives or goals are forward-looking. We use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. These forward-looking statements are based on current expectations and are subject to risks and uncertainties. Nutriband undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the Russia-Ukraine conflict and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, competitive and technological factors, inflation, among others, which are set forth in the “Risk Factors” of Part I, Item 1A, to the Company’s Annual Report on Form 10-K for the year ended January 31, 2024 and in subsequent reports filed with the SEC, which are available at http://www.sec.gov. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

SHAREHOLDER PROPOSALS

Stockholders Proposals for the fiscal 2025 Annual Meeting

The Company expects its next annual meeting to occur in January 2026. Accordingly, stockholder proposals intended to be presented at the Company’s fiscal 2025 Annual Meeting must be received by the Company no later than Friday, October 6, 2025 (pursuant to Rule 14a-8 of the Exchange Act, this deadline is a reasonable time before we expect to mail proxy statements for our fiscal 2025 Annual Meeting to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting). Proposals should be addressed to the Office of the Company, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2025 Annual Meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given a reasonable time before we expect to mail proxy statements for our 2025 Annual Meeting. Accordingly, with respect to the Company’s 2025 Annual Meeting of stockholders, notice must be provided to the Office of the Secretary, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801, no later than October 6, 2025 If a stockholder fails to provide timely notice of a proposal to be presented at the fiscal 2025 Annual Meeting, the chair of the meeting will declare it out of order and disregard any such matter.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Mail can be addressed to Directors in care of the Office of the Secretary 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. Routine correspondence will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

PROXY SOLICITATION

The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Gareth Sheridan

Chief Executive Officer

December 17, 2024

Orlando, Florida

ANNEX A

NUTRIBAND INC.

2024 AMENDED AND RESTATED STOCK OPTION PLAN

This AMENDED AND RESTATED STOCK OPTION PLAN (the “Plan”) is hereby established by NUTRIBAND INC., a Nevada corporation (the “Company”), and originally adopted by the Company’s Board of Directors on October 29, 2021 and approved by its stockholders as of the 21st day of January, 2022, and as amended effective March 20, 2024 by the Company’s Board of Directors for approval by the stockholders of the Company at the 2025 Annual Meeting of Stockholders, the date of such approval to be the “Effective Date” of this Amended and Restated Stock Option Plan.

1.           Purpose

              The proper execution of the duties and responsibilities of the executives, directors, and key employees of Nutriband Inc. (the “Corporation”), as well as consultants to the Corporation, is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable individuals to assume positions and provide services that contribute materially to the successful operation of the business of the Corporation. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with added incentive to remain in the service of or provide services to the Corporation and to increase the prosperity, growth, and earnings of the Corporation. This stock option plan is intended to serve these purposes.

2.           Definitions

The following terms wherever used herein shall have the meanings set forth below.

              “Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.

              “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

              “Committee” shall mean a committee to be appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

              “Common Stock” shall mean the shares of common stock of the Corporation, including both the voting and any non-voting classes of stock.

“Corporation” shall mean Nutriband Inc., a Nevada corporation.

              “Employee” shall mean a common law employee of the Corporation or a Parent or a Subsidiary.

“Employment” means periods during which an Employee qualifies as an Employee.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

              ”Fair Market Value” of the Common Stock on any date shall be (a) the average on that date of the high and low prices of a share of Common Stock on The Nasdaq Capital Market; or (b) such other value as the Board reasonably determines is a more accurate indication of the fair market value of the Common Stock.

              “Immediate Family Member” shall mean each of (a) the children, step children or grandchildren of the Employee to whom the Option is granted, (b) the spouse or any parent of the Employee to whom the Option is granted, (c) any trust solely for the benefit of any such family members, and (iv) any partnership or other entity in which such family members are the only partners or other equity holders.

              “Incentive Stock Option” shall mean any Option granted pursuant to the Plan that is designated as an Incentive Stock Option and which satisfies the requirements of Section 422(b) of the Code.

              “Nonstatutory Stock Option” shall mean any Option granted pursuant to the Plan that is not an Incentive Stock Option.

Annex A-1

              “Option” or “Stock Option” shall mean a right granted pursuant to the Plan to purchase shares of Common Stock, and shall include the terms “Incentive Stock Option” and “Nonstatutory Stock Option”.

“Optionee” shall mean an Employee who is granted an Option under this Plan.

              “Option Agreement” shall mean a written agreement representing Options granted pursuant to the Plan, as contemplated by Section 7 of the Plan.

              “Option Holder” means the Optionee or, if applicable, the person to whom the Optionee’s rights under the Option Agreement shall have been validly transferred.

              “Parent” shall mean a “parent company” of the Corporation, whether now or hereafter existing, as defined in Section 424(e) of the Code.

              “Plan” shall mean the Nutriband Inc. 2021 Employee Stock Incentive Plan as originally approved by the Board of Directors on October 29, 2021, as embodied in this document, and as the same may be amended from time to time.

              “Restricted Share” shall have the meaning set forth in Section 4(c).

              “Restricted Stock Award” shall have the meaning set forth in Section 4(c).

              “Share” shall mean a share of the Common Stock of the Corporation that is subject to an Option or Restricted Stock Award, as adjusted in accordance with Section 9 of the Plan.

              “Subsidiary” shall mean a “subsidiary corporation” of Corporation or a Parent, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.           Effective Date of the Plan

              The Plan shall become effective upon stockholder approval pursuant to Section 15 of the Plan, provided that such approval is received before the expiration of one year from the date the Plan is approved by the Board of Directors, and provided further that the Board of Directors may grant Options pursuant to the Plan prior to stockholder approval if such Options by their terms are contingent upon subsequent stockholder approval of the Plan.

4.           Administration

              (a)         Procedure.

              (i)          Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Corporation, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto (“Rule 16b-3”) with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

              (ii)         Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

              (iii)        Administration With Respect to Other Employees. With respect to grants of Options to Employees who are neither directors nor officers of the Corporation, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of the Nevada corporate and securities laws and of the Code (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size

Annex A-2

of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

              (b)         Powers of the Board. Subject to the provisions of the Plan, the Board (or the Committee) shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Restricted Stock Awards; (ii) to determine, upon review of relevant information the fair market value of the Common Stock in each class; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 7(b) of the Plan and the price of Restricted Shares; (iv) to determine the regular, full-time Employees and non-employee directors or other consultants to whom, and the time or times at which, Options or Restricted Stock Awards shall be granted and the number of Shares to be represented by each Option or Restricted Stock Award; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the rules and provisions of each Option or Restricted Stock Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Restricted Stock Award; (viii) to accelerate or defer (with the consent of the Option Holder) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan; (ix) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Board or Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

              (c)          Grant of Restricted Stock Awards. The Board or Committee shall have the power to issue a restricted stock award to an Employee or non-employee director or consultant representing shares of Common Stock (“Restricted Shares”) that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Board or Committee may determine (“Restricted Stock Awards”). In connection with issuance of any Restricted Shares, the Board or Committee may (but shall not be obligated to) require the payment of a specified purchase price (which price may be less than Fair Market Value). Grant of a Restricted Stock Award shall result in a decrease in the number of Shares that thereafter may be available for purposes of the Plan by the number of Restricted Shares included in the Restricted Stock Award.

              (d)         Effect of Board’s Decision. All decisions, determinations and interpretations of the Board (or the Committee designated by the Board to administer the Plan) shall be final and binding on all Optionees, Option Holders of any Options and holders of Restricted Stock Awards under the Plan.

5.           Participation in the Plan

              (a)         Participation in the Plan shall be limited to those Employees who are designated for payroll purposes as full-time, permanent employees of the Corporation and any Parent or Subsidiary and those persons who shall be designated by the Committee and approved by the Board of Directors as participants in the Plan. The Plan shall not confer upon any Optionee any right with respect to continuation of Employment, nor shall it interfere in any way with his or her right or the Corporation’s right to terminate his or her employment at any time, with or without cause.

              (b)         A member of the Board of Directors or consultant who is not also an Employee shall be eligible to participate in the Plan but shall not be eligible to receive Incentive Stock Options hereunder.

6.           Stock Subject to the Plan

              (a)         Subject to Section 9 of the Plan, there shall be reserved for the granting of Options pursuant to the Plan and for issuance and sale pursuant to such Options or Restricted Stock Awards 1,400,000 shares of Common Stock, subject to adjustments as provided in Section 7(d) of the Plan, plus an automatic annual increase to be added on February 1 of each year beginning in 2025 and ending in 2034, equal to the lesser of (i) 200,000 shares of Common Equity or (ii) five percent (5%) of the total shares of Common Stock outstanding on such date (including for this purpose any shares of Common Stock issuable upon conversion of any outstanding capital equity of the Company) or (iii) such lesser number as determined by the Board. To determine the number of Shares of either the voting or nonvoting class of Common Stock that is available at any time for the granting of Options, there shall be deducted from the total number of reserved shares of that class of Common Stock, the number of shares of that class of Common Stock in respect of which Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The Shares of Common Stock to be issued pursuant to the Plan shall be made available from the authorized but unissued shares of Common Stock or reacquired Common Stock. If for any reason Shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such Shares of Common

Annex A-3

Stock again shall (unless the Plan shall have been terminated) be available for issuance pursuant to the exercise of Options pursuant to the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Corporation shall not become available for future grant or sale under the Plan.

              (b)         Proceeds from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan or from Restricted Stock Awards shall be used for the general business purposes of the Corporation.

7.           Terms and Conditions of Options

              (a)         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options and may be for the purchase of either voting or non-voting Common Stock, all as determined by the Board of Directors or Committee at its discretion and as designated in the terms of the Option Agreement. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Corporation) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the prior sentence, Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

              (b)         The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board of Directors or Committee at the time of the grant, but shall be subject to the following:

(i)          In the case of an Incentive Stock Option:

(A)         which is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)         which is granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

(ii)         In the case of Nonstatutory Stock Option

(A)         which is granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be as determined by the Board of Directors or Committee.

(B)         granted to any other person, the per Share exercise price shall be as determined by the Board of Directors or Committee.

For purposes of this Section 7(b), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

If the Board of Directors or Committee does not establish a specific exercise price per share at the time of grant, the exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

              (c)         Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to but not exceeding 10 years from the date on which it is granted. The term of each Option shall be determined by the Board of Directors or Committee at the time of grant of the Option and specified in the Option Agreement, provided that if no term is specified by the Board or Committee the term of the Option shall be the maximum term permitted under this Section measured from the date on which it is granted. Notwithstanding anything to the contrary, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

Annex A-4

              (d)         The Board of Directors or Committee may provide in the Option Agreement that the right to exercise each Option for the number of shares subject to each Option shall vest in the Optionee over such period of time as the Board or Committee, in its discretion, shall determine for each Optionee.

              (e)         Options shall be nontransferable and nonassignable and may not be sold, pledged, assigned, hypothecated, transferred, or disposed in any manner, except that (1) Options may be transferred by testamentary instrument or by the laws of descent and distribution, and (2) subject to the terms and conditions of the Option Agreement or any other terms and conditions imposed by the Board of Directors or Committee from time to time, Options may be transferred in accordance with Section 7(l) of the Plan if the applicable Option Agreement or other action of the Board or Committee expressly provides that the Options are transferable.

              (f)          Upon voluntary or involuntary termination of an Optionee’s active Employment for any reason (including disability), his Option and all rights thereunder shall terminate effective at the close of business on the date the Optionee ceases to be an active, regular employee of the Corporation or any of its subsidiaries, except (1) to the extent previously exercised and (2) as provided in Sections 7 (g), (h), (i) and (j) of the Plan.

              (g)         In the event an Optionee takes a leave of absence from the Corporation or any Parent or Subsidiary for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, the Committee may consider his or her case and may take such action in respect of the related Option Agreement as it may deem appropriate under the circumstances in its absolute discretion, including accelerating the time previously-granted Options may be exercised and extending the time following the Optionee’s termination of Employment during which the Option Holder is entitled to purchase the Shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option or more than ninety (90) days after the Optionee’s termination of Employment.

              (h)         If an Optionee’s Employment terminates as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option Holder may exercise his or her Option within no more than the twelve (12) month period beginning on the date of his or her termination of Employment (to the extent the Option Holder was entitled to exercise the Option at the date of the Optionee’s termination of Employment and provided that in no event may any Option be exercised after the expiration of the term of the Option), after which the Option shall lapse.

              (i)          If an Optionee dies during the term of his or her Option without the Option having been fully exercised, the executor or administrator of the Optionee’s estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within one (1) year of the Optionee’s death to purchase the number of Shares of Common Stock that the deceased Optionee was entitled to purchase at the date of death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

              (j)          If an Optionee terminates employment without having fully exercised the Option due to the Optionee’s retirement at or after age 60 and with the consent of the Corporation, then the Option Holder shall have the right within ninety (90) days of the Optionee’s termination of Employment to purchase the number of shares of Common Stock that the Option Holder was entitled to purchase at the date of termination of the Optionee’s Employment, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option. The Board of Directors or Committee may cancel an Option during the ninety day period referred to in this paragraph, if the Optionee engages in employment or activities contrary, in the opinion of the Board or Committee, to the best interests of the Corporation. The Board or Committee shall determine in each case whether a termination of Employment shall be considered a retirement with the consent of the Corporation, and, subject to applicable law, whether a leave of absence shall constitute a termination of Employment. Any such determination of the Board or Committee shall be final and conclusive, unless the Committee is overruled by the Board.

              (k)         The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to retain or employ the Optionee for any specified period.

              (l)          The Board of Directors or Committee may provide, in the original grant of a Nonqualified Stock Option or in an amendment or supplement to a previous grant, that some or all of the Nonqualified Stock Options granted under the Plan are transferable by the Optionee to an Immediate Family Member of the Optionee, provided that (i) the Option Agreement, as it may be amended from time to time, expressly so provides or the Board or

Annex A-5

Committee otherwise designates the Option as transferable, (ii) the transfer by the Optionee is a bona fide gift without consideration, (iii) the transfer is irrevocable, (iv) the Optionee and any such transferee provides such documentation or other information concerning the transfer or the transferee as the Board of Directors or Committee or any Employee of the Corporation acting on behalf of the Board or Committee may from time to time request, and (v) the Optionee or the Option Holder complies with all of the terms and conditions (including, without limitation, any further restrictions or limitations) included in the Option Agreement. Any Nonqualified Stock Option transferred in accordance with the terms and conditions provided in this Section 7(l) shall continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Option prior to the transfer. Notwithstanding any other provisions of the Plan, the Corporation shall not be required to honor any exercise by an Immediate Family Member of an Option transferred in accordance with the terms and conditions provided in this Section 7(l) unless and until payment or provision for payment of any applicable withholding taxes has been made.

              (m)        In addition to the general terms and conditions set forth in this Section 7 in respect of Options granted pursuant to the Plan, Incentive Stock Options granted pursuant to the Plan shall be subject to the following additional terms and conditions:

(i)          “Incentive Stock Options” shall be granted only to individuals who, at the date of grant of the Option, are regular, full-time Employees of the Corporation or any Parent or Subsidiary;

(ii)         No Employee who owns beneficially more than 10% of the total combined voting power of all classes of stock of the Corporation shall be eligible to be granted an “Incentive Stock Option”, unless the exercise price per Share is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the date of grant of the Option and the Option, by its terms, is not exercisable after the expiration of five years from the date the Option is granted.

(iii)          To the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock in respect of which an Option is exercisable for the first time by the Optionee during any calendar year (and taking into account all “incentive stock option” plans of the Corporation and its subsidiaries) exceeds $100,000, that number of whole shares for which an Option issued hereunder is exercisable with an aggregate fair market value in excess of this $100,000 limit shall not be treated as having been granted under an “incentive stock option”; and

(iv)            Any other terms and conditions specified by the Committee that are not inconsistent with the Plan, except that such terms and conditions must be consistent with the requirements for “incentive stock options” under Section 422 of the Code.

8.           Methods of Exercise of Options

              (a)         An Optionee (or other Option Holder, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the Shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office to that effect, specifying the number of Shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Section 8. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option Holder should mail the original executed copy of the written notice to the Corporation promptly thereafter. An Option may not be exercised for as fraction of a share of Common Stock.

              (b)         The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board of Directors and may consist entirely of cash, check, promissory note, other shares of Common Stock which (i) either have been owned by the Option Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Corporation, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the laws of Nevada. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Corporation.

Annex A-6

              (c)         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the Option Holder and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Board of Directors, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote (in the case of voting stock) or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Corporation shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of a Nonstatutory Stock Option, the Corporation shall issue a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

               (d)        An Option Holder at any time may elect in writing to abandon an Option in respect of all or part of the number of Shares of Common Stock as to which the Option shall not have been exercised.

              (e)         Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

9.           Adjustments Upon Changes in Capitalization or Merger

              Subject to any required action by the shareholders of the Corporation, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

              In the event of the proposed dissolution, liquidation or sale of all or substantially all of the assets of the Corporation, the Board shall notify the Optionee or other Option Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Corporation with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Option Holder to have the right to exercise the Option as to all of the optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee or other Option Holder that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

10.         Time of Granting Options

              The date of grant of an Option shall, for all purposes, be the date on which the Board of Directors or Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

Annex A-7

11.         Amendments and Discontinuance of the Plan

              (a)         The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan in such respects as the Board may deem advisable; provided that, unless approved by the Corporation’s shareholders in accordance with Section 15, no such amendment, modification, or discontinuance of the Plan shall (i) revoke or alter the terms of any valid Option previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options granted pursuant to the Plan, (iii) change the maximum aggregate number of shares of Common Stock that may be issued upon the exercise of Options granted pursuant to the Plan to any single individual, (iv) decrease the price determined pursuant to the provisions of Section 7(b), (v) change the class of persons to whom Options may be granted pursuant to the Plan, (vi) provide for Options exercisable more than 10 years after the date granted, (vii) if the Corporation has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

              (b)         Shareholder Approval. If any amendment requiring shareholder approval under Section 15(a) of the Plan is made at a time when any class of equity securities by the Corporation is registered under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 15 of the Plan.

              (c)         Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or other Option Holder and the Board of Directors, which agreement must be in writing and signed by the Option Holder and the Corporation.

12.         Plan Subject to Governmental Laws and Regulations

              The Plan and the grant and exercise of Options and grant of Restricted Stock Awards pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations. Shares shall not be issued pursuant to the exercise of an Option or Restricted Shares pursuant to a Restricted Stock Award unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the issuance of the Restricted Shares pursuant to the Restricted Stock Award shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

              As a condition to the exercise of an Option or issuance of Restricted Shares pursuant to a Restricted Stock Award, the Corporation may require the person exercising such Option or receiving such Restricted Shares to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned relevant provisions of law.

13.         Reservation of Shares

              The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.         Option Agreements and Restricted Stock Awards

              Options and Restricted Stock Awards shall be evidenced by written option or restricted stock award agreements in such form as the Committee shall determine from time to time.

Annex A-8

15.         Shareholder Approval

              (a)         This Amended and Restated Stock Option Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months before or after the date this Plan is adopted.

              (b)         The required approval of the shareholders of the Corporation shall be solicited substantially in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

16.         Term of Plan

              The Plan shall become effective upon the approval by the shareholders of the Corporation as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

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Annex A-9

ANNEX B

ANNUAL MEETING OF SHAREHOLDERS OF NUTRIBAND INC. January 23, 2025 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at https://nutriband.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730303040000001000 4 012325 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 3 AND 4 AND FOR “ONE YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: Gareth Sheridan Serguei Melnik Mark Hamilton Radu Bujoreanu Stefani Mancas Irina Gram Sergei Glinka 2.Ratify the selection of Sadler, Gibb & Associates, LLC as Nutriband’s independent auditor for 2023. FOR AGAINST ABSTAIN 3.Adopt the Company’s 2024 Amended and Restated Stock Option Plan. 4.Advisory approval of executive compensation. 5.Advisory vote on the frequency of the advisory vote on executive compensation. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees in Proposal 1, FOR Proposals 2, 3, and 4 and ONE YEAR on Proposal 5. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Annex B-1

NUTRIBAND INC. Proxy for Annual Meeting of Shareholders on January 23, 2025 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Gareth Sheridan and Serguei Melnik, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Nutriband Inc., to be held January 23, 2025 at 121 S Orange Ave., Suite 1500, Orlando, FL 32801, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 14475 1.1

Annex B-2